CLEARWATER PAPER CORPORATION MARCH 2015 Exhibit 99.1

FORWARD LOOKING
STATEMENTS

This presentation contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding North American tissue demand and capacity, paperboard demand, Chinese paperboard competition, business strategies, EBITDA margins and model, measures to address market dynamics, strategic capital projects, and Adjusted EBITDA run-rate. Words such as “anticipate,” “expect,” “intend,” “will,” “plan,” “goals,” “objectives,”
“target,” “project,” “believe,” “schedule,” “estimate,” “may,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on management’s updated expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risk and uncertainties described from time to time in our public filings with the Securities and Exchange Commission, as well as the following:
competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;
the loss of or changes in prices in regards to a significant customer;
changes in transportation costs and disruptions in transportation services;
manufacturing or operating disruptions, including equipment malfunction and damage to our manufacturing facilities caused by fire or weather-
related events and IT system failures;
changes in the cost and availability of wood fiber and wood pulp;
labor disruptions;
changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;
environmental liabilities or expenditures;
changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;
changes in customer product preferences and competitors' product offerings;
changes in expenses and required contributions associated with our pension plans;
reliance on a limited number of third-party suppliers for raw materials;
cyclical industry conditions;
inability to successfully implement our operational efficiencies and expansion strategies;
inability to fund our debt obligations;
restrictions on our business from debt covenants and terms; and
changes in laws, regulations or industry standards affecting our business.
Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation or as indicated. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

OVERVIEW OF CLEARWATER PAPER 3

INTRODUCTION TO
CLEARWATER PAPER
WE ARE A COMPANY FORMED IN LATE 2008 WITH MORE
THAN 60 YEARS OF OPERATING HISTORY
WE OPERATE TWO BUSINESS SEGMENTS
Pulp and paperboard: 40% of 2014 net sales
Consumer products: 60% of 2014 net sales
FINANCIAL OVERVIEW FOR 2014
Net Sales: $2.0 Billion
Adjusted EBITDA¹: $240 Million
2008 to 2014 Adjusted EBITDA¹
CAGR: 21%
APPROXIMATELY 3,200 EMPLOYEES

1 See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.

CONSUMER PRODUCTS DIVISION
OVERVIEW
Clearwater Paper is one of the LARGEST NORTH AMERICAN
MANUFACTURERS OF PRIVATE LABEL TISSUE, focused on high value tissue products across all categories, retail channels and geographies.

CONSUMER PRODUCTS DIVISION
MARKET DRIVERS
STABLE GROWTH – The tissue market has grown an average of
1
%
- 2
%
annually since 1996, consistent with population growth.
Source: U.S. Tissue demand per RISI for North America only from US Tissue Data January 2014, U.S. Population per U.S. Census December 2012

CONSUMER PRODUCTS DIVISION
CAPACITY AND RETAIL CHANNELS
OVERVIEW OF FACILITIES
Tissue Production Capacity
1
: 433,000 tons
Tissue Conversion Capacity
1
: 435,000 tons
Clearwater Paper Tissue Parent Roll
Clearwater Paper Tissue Converting
1 Represents 2014 annual volumes excluding specialty mills
2 IRI Panel data for Retail channel share by dollar amount sold as of Jan. 5, 2015.
3 Company sales data.
Change in Industry
Retail Channel Mix
U.S. TISSUE INDUSTRY
RETAIL CHANNEL MIX 2 2009 2014
Grocery
37
%
33
%
Mass + Supercenter
28
%
31
%
Club
22
%
23
%
Drug
7
%
5
%
Dollar
3
%
4
%
All Other
3
%
4
%
Clearwater Paper Focus on
Diversifying Channel Mix
CLEARWATER PAPER RETAIL
CHANNEL MIX 3 2011 2014
Grocery
82
%
68
%
Mass + Supercenter
10
%
19
%
Drug
2
%
2
%
Dollar
6
%
10
%
All Other
1
%
7
Lewiston,ID
Las Vegas,NV
Oklahoma City, OK
Shelby, NC
Elwood, IL
Neenah, WI
Lady Smith, WI

PRIVATE LABEL CONTINUES TO
CAPTURE MARKET SHARE IN TISSUE
Clearwater Paper ranks as one of the LARGEST NORTH
AMERICAN PRIVATE LABEL TISSUE MANUFACTURERS
Private Label Market Share
of Total U.S. Market
2014 U.S. Retail Tissue
Industry Product Mix
2014
Bath Tissue 60%
Paper Towels 29%
Facial Tissue 7%
Napkins 4%
Source: IRIWorldwide. January 2015

OPPORTUNITY FOR PRIVATE LABEL
AND CLEARWATER PAPER TO GROW
MARKET SHARE NATIONALLY
Clearwater
Paper
Market
Share by
Region
WEST
MID-WEST
EAST
Clearwater Paper
17.2
%
8.0
%
5.3
%
Brand Names
69.3
%
73.6
%
73.0
%
Other Private Label
13.5
%
18.4
%
21.7
%
Source:  IRIWorldwide. January 2015

NORTH AMERICAN TISSUE MARKET
DEMAND VS. CAPACITY
Longer Term Market Remains in Equilibrium
Source: RISI August 2013 update for Outlook for World Tissue Business, RISI Feb 2015 US Tissue Monthly Data, and Company estimates
1 It is assumed that any productivity improvements (approximately 100k  per year or 1% of capacity) will be offset by closures over a cycle.
Notes: Projected capacity changes represents both virgin and recycled tissue capacity changes. Please see Appendix for breakdown of specific projects reflected in the capacity changes.

PAPERBOARD DIVISION
OVERVIEW
LEADING MANUFACTURER OF SBS
1
used in packaging of premium consumer
goods, pharmaceuticals, food and liquid, and food service plates, cups and folding cartons.

1 Solid Bleach Sulfate paperboard

PAPERBOARD DEMAND REMAINS
STABLE AND OUTLOOK IS
FAVORABLE IN THE U.S.
Source: RISI estimates as of January 2015
¹ Based on tons produced. Projections based on North American Packaging papers and board demand estimates per RISI.
² Average price per short ton of 16 pt. SBS folding carton C1S. Price estimates per RISI.
DEMAND FOR SBS BASED PRODUCTS
EXPECTED TO REMAIN STABLE THROUGH 2016
• Secular trend away from foam (polystyrene) cups and products is in the early innings and the SBS market is expected to be a beneficiary
• Strong economy bodes well for SBS business
• China’s ivory board is expected to have minimal impact on Clearwater Paper in 2015
• The strong U.S. dollar may attract foreign SBS manufacturers

PULP AND PAPERBOARD DIVISION
CAPACITY AND MARKETS
Clearwater Paper ranks as one of the top five largest
paperboard manufacturers in North America
Lewiston Mill
ID
Cypress Bend Mill
AR
OVERVIEW OF FACILITIES
Pulp Production Capacity
1
: 856,000 tons
Paperboard Production Capacity
1
: 812,000 tons
Clearwater Paper Pulp
Clearwater Paper SBS
Source: Company estimates, RISI, AF&PA
1 Represents 2014 annual volumes.
2 Represents ~6.0 million tons.
2014 North American Bleached
Paperboard Production by Type
2
2014
Folding
36
%
Liquid Packaging
23
%
Cup
17
%
Plate, Dish, & Tray
13
%
Coated Bristols
8
%
All Other
3
%
2014 North American Bleached
Paperboard Production by Market Share
2014
International Paper
24
%
MeadWestvaco
23
%
Georgia Pacific
13
%
Evergreen
13
%
Clearwater Paper
12
%
Rock-Tenn
7
%
Weyerhauser
5
%
Tembec Paperboard
3
%

OUR MACRO STRATEGY TO
OUR MACRO STRATEGY TO
CREATE SHAREHOLDER VALUE
CREATE SHAREHOLDER VALUE
GROW OUR TISSUE BUSINESS
> Lead private label in quality
> Expand geographically
Diversify retail channel penetration
OPTIMIZE PROFITABILITY OF
PAPERBOARD AND TISSUE BUSINESSES
> Improve sales mix
> Reduce costs
> Continue to improve quality

SUCCESSFUL EXECUTION OF
PREVIOUSLY STATED GOALS
GOAL
COMPLETE NEW PAPER MACHINE
AT SHELBY, NC FACILITY
GOAL
OPTIMIZE THE
PAPERBOARD BUSINESS
GOAL
MAINTAIN A PRUDENT CAPITAL
STRUCTURE TO LOWER WEIGHTED
AVERAGE COST OF CAPITAL
GOAL
ASSET RATIONALIZATION/
COST INFRASTRUCTURE
GOAL
RETURN OF CAPITAL TO
SHAREHOLDERS
TIMEFRAME
ongoing
STATUS
• Sold 5 specialty mills in December 2014 for $114 million
• Closure of Long Island and Thomaston converting operations in 2013-2014
• Established cross divisional supply chain function to drive out costs system wide
TIMEFRAME
ongoing
STATUS
• Record 2014 production of 792K tons and Adjusted EBITDA margin of 22% 2
• Cost and production improvement projects
• Idaho major maintenance cycle increased from 12 to 18 months
• Enhanced access to fiber supply with chipping facility acquisition near Lewiston, Idaho
TIMEFRAME
completed
STATUS
• 70k ton Shelby TAD machine startup in Q4 2012 on budget
• Full run rate achieved in Q3 2014 versus goal of Q4 2013
TIMEFRAME
ongoing
STATUS
• Conservative capital structure with target leverage through the cycle of 3x Adjusted
EBITDA and ample liquidity
• Refinanced bonds and reduced long-term debt interest rate to 5% from 8.6%
since 2013
TIMEFRAME
ongoing
STATUS
• Announced new $100 million share repurchase program in December 2014
• Returned $230 million in capital to shareholders from 2011 through 2014 through share repurchases
• Reduced shares outstanding by 20% or 4.5 million shares through 2014
TIMEFRAME
ongoing
STATUS
• Achieved $72 million Adjusted EBITDA in Q3
20141
• Input cost inflation and conventional tissue pricing headwinds persist
• Sold specialty mills in December 2014 representing 8% or $18.4 million in Adjusted
EBITDA
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2 Pulp and Paperboard operating income for 2014 of $144.2 million plus depreciations of $25.5 million and loss on impairment of Clearwater Fiber intangible asset resulting in Adjusted EBITDA of $172.7 million

GOAL
$300 MILLION ADJUSTED EBITDA 1

UPDATED ADJUSTED EBITDA TARGET
IN LIGHT OF CHANGES IN MARKET
CONDITIONS AND DIVESTITURE
16
1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure 2 .
2 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements on page 2.
PRICING AND INPUT COSTS VS. 2011
• Pricing pressure for conventional tissue products
• Competitive market environment a barrier to passing through input cost inflation to customers
• Key input costs up $46 million
• Partly offset by improved paperboard pricing
• $18.4 million of Adjusted EBITDA
1
divested with sale of specialty products mills

CLEARWATER PAPER
CROSS CYCLE FINANCIAL MODEL
1 Includes Corporate SG&A percentage of net sales of 2.5%
2 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.
.
17
2014
RESULTS
100%
13.9%
(6.3%)
7.5%
3.5%
11.5%

2015
FOCUS
• Pulp optimization at mills
• Standardize the back end of our converting lines
• Bring new swing-line in Las Vegas on-line
2015
FOCUS
• Execute national warehousing and logistics optimization strategy
• 100% adoption of pallet-based warehouse platform
• Standardize our national 3 party logistics strategy
2015
FOCUS
• Grow cup market stock and folding carton market share
• Simplify cup and brik manufacturing complexity
• Reduce complexity in our business through grade & SKU validation
• Improve our category insights to help retailers sell best mix of products
2015
FOCUS
• Implement Black/Green belt training projects through Total Productive
Maintenance (TPM)
• Conduct loss analysis audits by mill
2015
FOCUS
• Develop Supply Chain planning tools (Demantra) for efficiencies
• Launch Phase 2 of JD Edwards (Project 1Way), TM1 (financial forecasting)
PATH TO 15% ADJUSTED EBITDA
CROSS CYCLE TARGET MARGIN
18
GOAL
INCREASE OUR SALES
EFFECTIVENESS
GOAL
ACHIEVE SUPPLY CHAIN
EFFICIENCIES
GOAL
STRENGTHEN OUR CONTINUOUS
IMPROVEMENT CULTURE
GOAL
IMPROVE OUR MANUFACTURING
COST STRUCTURE
GOAL
IMPLEMENT THE RIGHT
PROCESSES, TOOLS, SYSTEMS
• Reallocate $107M net specialty proceeds to strategic
investments
• Operational improvements
rd

STRATEGIC INVESTMENTS
EXPECTED TO ACHIEVE
ADJUSTED EBITDA MARGIN TARGET
19
(MILLIONS $) 2015 2016-2018
FULL RUN-RATE EXPECTED¹
STRATEGIC INVESTMENTS²
CAPEX CAPEX ADJUSTED EBITDA IMPACT
Pulp Optimization
$26 $120-$130 $30-$35
Warehouse Automation
$12 $25-$30 $27-$32
Paper Machine and Converting Line Upgrades
$27 $11-$12
Converting Lines
$14 $10-$12
IT
$6
TOTAL STRATEGIC CAPEX
$85 $145-$160
PLUS BENEFITS FROM:
Operational Efficiency
$20-$32
Sales & Marketing Efficiency
$10-$15
Stranded Overhead
$7
TOTAL
$115-$145
Invest to improve operating efficiency and profitability
1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure
2 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements on page 2.
• High return/low risk investments
• Expected to permanently reduce cost structure
• Expected Adjusted EBITDA improvement of $115 to $145 million in 2-3 years 1
• Funding in Year 1 from sale proceeds of specialty mills

EXPECTED ADJUSTED EBITDA
FROM STRATEGIC INVESTMENTS AND
OPERATIONAL IMPROVEMENTS
1,2
20
• Expected to yield a $115-$145 million Adjusted EBITDA increase over the $230M reset run rate
1
• Assumes an annual $10-15 million of margin pressure
• Implies $285-$335 million Adjusted EBITDA run rate in 2018
1
2
1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements on page 2.
Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

CLEARWATER PAPER’S VALUE PROPOSITION 21

BALANCED CAPITAL ALLOCATION
2011-2014

1
Discretionary Free Cash Flow is cash flow from operations less maintenance capital expenditures
.
• 20% of total shares outstanding from
2011 through 2014
• Continued investment in the business
while returning capital to investors
Capital Allocation
2011-2014
Cumulative Shares Repurchased
Total Shares Outstanding
(As of Dec 31st)
Commitment to return at least 50% of Discretionary Free Cash Flow 1 to shareholders through 2015

CLEARWATER PAPER IS A
LEADER AMONGST ITS PEERS
IN VALUE CREATION
Source: Bloomberg, market data as of  October 24, 2014
Note: Total Shareholder Return includes with dividends reinvested and stock price performance.
1 Small cap tissue peers include Cascades, Orchids, and Wausau.
23
489% Total Shareholder Return Since Spin-off
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp
of America, and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.

Strong Upward Trend in Multiple Over Time
WHICH HAS LED TO MULTIPLE
EXPANSION SINCE THE SPIN
24
Source: Bloomberg, Capital IQ, market data as of October 24, 2014
1
Small cap tissue peers include Cascades, Orchids, and Wausau.
² Paperboard peers include International Paper, Graphic Packaging, Kapstone, MeadWestvaco, RockTenn, Packaging Corp and Sonoco.
³ Large cap consumer product peers include Kimberly-Clark and Procter & Gamble.

RETURN ON INVESTED CAPITAL
1,5
(UNAUDITED)
1 Return on Invested Capital (ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders’ Equity 5 + Debt – Excess (Deficit) Cash]
2 Weighted Average Cost of Capital (WACC) is defined as [(Debt x Cost of Debt x {1-Marginal Tax Rate})/(Debt + Stockholders’ Equity)]+[(Stockholders’ Equity x Cost of Equity)/(Debt + Stockholders’ Equity)]
3 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions.
2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million.
4 2014 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $37.0 million after-tax.
2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million.
5 Non-GAAP Measure – See definition and reconciliation to most comparable GAAP measure.

CLEARWATER PAPER’S OUTLOOK 26

FIRST QUARTER 2015 OUTLOOK
1,2
(COMPARED TO Q4’14, EXCLUDING  SPECIALTY MILLS)
27
CONSUMER PRODUCTS
(EXCLUDING SPECIALTY MILLS) PULP AND PAPERBOARD CORPORATE
SHIPMENT VOLUMES
• Slightly higher:
0–1% higher
• Improved shipments:
1–5% higher
PRICE/MIX
• Slightly Higher:
0–1% higher
• Slightly Higher:
0–1% higher
PULP/WOOD FIBER COSTS
• Cost/shipped ton:
higher
• Cost/shipped ton:
stable
CHEMICAL COSTS
• Cost/shipped ton:
stable
• Cost/shipped ton:
lower
OP. & PKG. SUPPLIES
• Cost/shipped ton:
lower
• Cost/shipped ton:
stable
TRANSPORTATION COSTS
• Cost/shipped ton:
lower
• Cost/shipped ton:
stable
ENERGY COSTS
• Cost/shipped ton:
stable
• Cost/shipped ton:
stable
MAINTENANCE & REPAIRS
• Stable • Higher due to planned major
maintenance outage
• ($13–$15M)
SG&A
• Higher • Stable • Stable
1
This informationis based upon management’s current expectations and estimates, which arein part basedonmarket andindustry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” onpage 1.
2
Excludingimpact of sale ofspecialty mills.
Consolidated Outlook: Net sales
2
:1-3% higher; Operating margin: 3-5%

BRIDGE TO Q1’15 ADJUSTED EBITDA
OUTLOOK
1,2
28
1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements on page 2.
2 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

APPENDIX 29

RECONCILIATION OF GAAP TO NON-GAAP:
CLEARWATER PAPER EBITDA
1
AND
ADJUSTED EBITDA
1
30
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2 Interest expense, net for 2009, 2013, and 2014 includes debt retirement costs of $6.2 , $17.1 and $24.4 million respectively.
($ in millions)
2008 2009 2010 2011 2012 2013 2014
Net earnings/(loss) $ 9.7 $ 182.5 $ 73.8 $ 39.7 $ 64.1 $ 107.0
$ (2.3)
Income tax provision (benefit) $ 5.6 $ 93.2 $ 2.4 $ 31.2 $ 47.5 $ (68.7)
$ (18.6)
Interest expense, net 2 $ 13.1 $ 21.7 $ 22.6 $ 44.8 $ 33.8 $ 61.1
$ 63.6
Depreciation and amortization $ 47.0 $ 47.4 $ 47.7 $ 76.9 $ 79.3 $ 90.3
$ 90.1
EBITDA 1 $ 75.4 $ 344.8 $ 146.5 $ 192.7 $ 224.7 $ 189.6
$ 170.0
Alternative Fuel Mixture Tax Credit - $ (170.6) - - - -
-
Cellu Tissue acquisition related expenses - - $ 20.3 - - -
-
Lewiston, Idaho sawmill sale related adjustments - - - $ 2.9 - -
-
Loss on sale of foam assets - - - - $ 1.0 -
-
Expenses associated with Metso litigation - - - - $ 2.0 -
-
Costs associated with Thomaston facility closure - - - - - $ 6.0
$ 1.3
Costs associated with Long Island facility closure - - - - - -
$ 18.8
Directors equity-based compensation expense - $ 2.6 $ 3.7 1.5 $ 1.4 $ 4.1
$ 4.6
Costs associated with optimization and sale of the specialty mills $ 40.8
Loss on impairment of Clearwater Fiber intangible asset - - - - - -
$ 3.1
Adjusted EBITDA 1
$ 75.4 $ 176.8 $ 170.5 $ 197.1 $ 229.1 $ 199.7
$ 238.5

(Dollars in thousands) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 2012 2013 2014
Earnings before interest, income taxes, and
     depreciation & amortization (EBITDA)¹
GAAP net (loss) earnings ($882) $  11,658 $  13,317 $  82,862 $  6,226 $  12,453 $  6,253 ($27,247) $  64,131 $  106,955 ($2,315)
Interest expense, net²
28,040 11,094 10,708 11,252 10,734 10,688 33,990 8,158 33,796 61,094 63,570
Income tax (benefit) provision (14,675) 6,962 (5,183) (55,825) 3,558 9,942 3,735 1,321 47,460 (68,721) 18,556
Depreciation and amortization expense 22,151 23,253 22,180 22,688 22,231 22,015 22,293 23,606 79,333 90,272 90,145
EBITDA¹
$  34,634 $  52,967 $  41,022 $  60,977 $  42,749 $  55,098 $  66,271 $  5,838 $  224,720 $  189,600 $  169,956
Loss on sale of foam assets -                     -                     -                     -                     -                     -                     -                     -                     1,014           -                     -
Costs associated with Metso litigation -                     -                     -                     -                     -                     -                     -                     -                     2,019           -                     -
Directors' equity-based compensation expense (benefit) 3,472           (1,141)         361              1,392           2,817           (36)               (185)             2,010           1,369           4,084           4,606
Costs associated with Thomaston facility closure 183              1,013           1,717           3,064           750              374              42                91                -                     5,977           1,257
Costs associated with Long Island facility closure -                     -                     -                     -                     8,432           1,843           4,767           3,771           -                     -                     18,813
Costs/loss associated with optimization and sale of the specialty mills -                     -                     -                     -                     -                     -                     1,066           39,735        -                     -                     40,801
Loss on impairment of Clearwater Fiber intangible asset -                     -                     -                     -                     -                     -                     -                     3,078           -                     -                     3,078
Adjusted EBITDA³
$  38,289 $  52,839 $  43,100 $  65,433 $  54,748 $  57,279 $  71,961 $  54,523 $  229,122 $  199,661 $  238,511
Twelve Months Ended
December 31,
RECONCILIATION OF GAAP TO NON-GAAP:
CLEARWATER PAPER EBITDA
1
AND
ADJUSTED EBITDA
1
¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
2 Interest expense, net for 2009, 2013, and 2014 includes debt retirement costs of $6.2 , $17.1 and $24.4 million respectively.

RETURN ON INVESTED CAPITAL
TANGIBLE STOCKHOLDERS’ EQUITY &
EXCESS CASH RECONCILIATION OF NON-
GAAP FINANCIAL MEASURES
32
(Dollars in thousands) 2009 2010 2011 2012 2013 2014
Net earnings
1
69,520 $      73,800 $      39,674 $     64,131 $     106,955 $  ($2,315)
Interest expense, net 15,505 22,571 44,809 33,796 44,036 39,150
Net earnings before interest 2 85,025 $      96,371 $      84,483 $     97,927 $     150,991 $  36,835 $
Tangible stockholders' equity3
363,736 $    182,416 $    205,623 $  263,608 $  334,783 $  263,494 $
Debt 148,285 538,314 523,694 523,933 650,000 575,000
Less excess cash
4
(175,750) (130,023) (48,440) (17,579) (78,675) (62,331)
Invested capital 336,271 $    590,707 $    680,877 $  769,962 $  906,108 $  776,163 $
Return on Invested Capital (ROIC) 25.3% 16.3% 12.4% 12.7% 16.7% 4.7%
Stockholders' equity 363,736 $    468,349 $    484,904 $  540,894 $  605,094 $  497,537 $
Goodwill - (229,533) (229,533) (229,533) (229,533) (209,087)
Intangible assets, net - (56,400) (49,748) (47,753) (40,778) (24,956)
Tangible stockholder equity 3 363,736 $    182,416 $    205,623 $  263,608 $  334,783 $  263,494 $
Cash 2,824 $        18,928 $      8,439 $       12,579 $     23,675 $     27,331 $
Short-term investments 187,926 126,095 55,001 20,000 70,000 50,000
Operating cash 5 (15,000) (15,000) (15,000) (15,000) (15,000) (15,000)
Excess cash
4
175,750 $    130,023 $    48,440 $     17,579 $     78,675 $     62,331 $
1
2009 Net Earnings was adjusted to remove a benefit of $170.6 million resulting from the recognition of Alternative Fuel Mixture Tax Credits.
2
Non-GAAP measure.
3
Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net.
4
Excess (deficit) cash is defined as the sum of Cash and Short-term investments less Operating cash 2 .
5
Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.
Note:  Balance sheet items are as of December 31   of each year presented.
st

Segment Adjusted EBITDA ($ in thousands)
KEY SEGMENT RESULTS
PULP AND PAPERBOARD
1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.
2 Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
33
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14
Shipments
Paperboard (short tons) 186,350 190,518 199,408 188,776 200,665 195,924 201,609 176,467
Sales Price
Paperboard ($/short ton) $  935 $  946 $  973 $  978 $  988 $  1,017 $  1,016 $  1,017
Segment net sales ($ in thousands) $  175,922 $  181,294 $  194,910 $  188,012 $  198,412 $  199,629 $  205,038 $  180,675
1 $  23,212 $  30,550 $  22,047 $  43,238 $  43,046 $  39,654 $  51,541 $  38,460
Segment Adjusted EBITDA margin
1,2
13.3% 17.0% 11.3% 23.0% 21.7% 19.9% 25.1% 21.3% 19.0%
Pulp and
Paperboard
Cross-Cycle
Financial Model

PRO FORMA IMPACT OF SALE OF
SPECIALTY MILLS
1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.
34
Consumer Products
Including Specialty Mills
Specialty Mills
Pro Forma
Consumer Products
Excluding Specialty Mills
(Dollars in millions)
Twelve Months Ended
December 31, 2014
Twelve Months Ended
November 30, 2014 Pro Forma
Net sales 1,183.4 $                             217.7 $                                965.7 $
Adjusted operating income
1
54.8 $                                  8.8 $                                     46.0 $
Depreciation and amortization expense 61.5 9.6 51.9
Adjusted EBITDA
1
116.3 $                                18.4 $                                  97.9 $

RECONCILIATION OF GAAP TO NON-
GAAP: Q1’15 OUTLOOK

¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
(Dollars in thousands) From To
Earnings before interest, income taxes, and
depreciation & amortization (EBITDA)
1
GAAP net earnings $4,500 $7,500
Interest expense, net 8,000 8,000
Income tax provision 2,800 4,800
Depreciation and amortization expense 21,000 22,000
EBITDA
1
$  36,300 $  42,300
Directors' equity-based compensation expense 700 700
Adjusted EBITDA
1
$  37,000 $  43,000
Three Months Ending
March 31, 2015
Range of Estimate
Outlook

RECONCILIATION OF GAAP TO NON-
GAAP: STRATEGIC INVESTMENTS

¹ See Appendix for the definition of Adjusted EBITDA as well as the reconciliation to the most comparable GAAP measure.
Pulp Optimization
Warehouse
Automation
Paper Machine
Upgrades Converting Line
Operating
Efficiencies
Sales & marketing
Efficiency
Stranded
Overhead
Operating Income $37.5 - $42.5 $32.7 - $37.7 $14.9 - $15.9 $11.4 - $13.4 $20 - $32 $10 - $15 $7
Depreciation $7.5 $5.7 $3.9 $1.4 - - -
EBITDA $30 - $35 $27 - $32 $11-12 $10 - $12 $20 - $32 $10 - $15 $7
Adjusted EBITDA $30 - $35 $27 - $32 $11-12 $10 - $12 $20 - $32 $10 - $15 $7
1

DEFINITIONS OF NON-GAAP
MEASURES
CLEARWATER PAPER DEFINITIONS OF NON-GAAP MEASURES
EBITDA is a non-GAAP measure that Clearwater Paper management uses as a supplemental performance measure to evaluate the cash generating capacity of Clearwater
Paper. The most directly comparable GAAP measure is net earnings.  EBITDA, as defined by Clearwater Paper management, is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
Adjusted EBITDA is a non-GAAP measure that Clearwater Paper management defines as
EBITDA adjusted for items that we do not believe are indicative of our core operating performance, including acquisition and disposition related expenses, alternative fuel mixture tax credits, sale of foam assets, expenses associated with the Metso litigation and costs associated with directors equity based compensation.  The most directly comparable GAAP measure is net earnings.  It should not be considered as an alternative to net earnings computed under GAAP.

NORTH AMERICAN TISSUE
PROJECTED CAPACITY CHANGE

Source:  RISI and Other Industry
COMPANY MILL/LOCATION CONV/TAD
CAPACITY
CHANGE ESTIMATED DATE CHANNEL/BUSINESS/PRODUCTS
Announced New Capacity
Double Tree/Royal Gila Bend, AZ Conv 32,000 2015:Q1 PrimeLine PM from Adritz
Orchids Paper Products Pryor, OK Conv 30,000 2015:Q1 New PM from Recard
Confidential Confidential Conv 70,000 2015 Metso Advantage DCT
Confidential Confidential Conv 80,000 2015 Metso Advantage DCT 200TS
First Quality Tissue Anderson, SC TAD 70,000 2015:Q3 TAD PM Valmet
Von Drehle Corporation Natchez, MS Conv 35,000 2015:Q4 Valmet Advantage NTT
St. Croix Tissue (APP) Baileyville, ME Conv 66,000 2015:Q4 PrimeLine W8 PM from Adritz
Procter & Gamble Box Elder, UT TAD 80,000 2015:Q4 Retail/Brand/Bounty
First Quality Tissue Anderson, SC ATMOS 75,000 2016:Q1 Retail/P.L./BRT
St. Croix Tissue (APP) Baileyville, ME Conv 66,000 2016:Q2 PrimeLine W8 PM from Adritz
First Quality Tissue Anderson, SC TAD 70,000 2016:Q3 TAD PM likely Valmet
Net Capacity Change 674,000
Capacity Changes in the North American Tissue Industry